UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

000- 27361
(Commission File No.)

ZOOLINK CORPORATION
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

91-1007473
(I.R.S. Employer Identification No.)

510, 601 W. Hastings St., Vancouver, British Columbia, Canada, V6B 5A6, Tel: (604) 638-5465
(Address, including zip code, and telephone number of registrant’s principal executive offices)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On February 4, 2003, ZooLink Corporation (formerly NetJ.com Corp. and herein the "Company") dismissed Chisholm & Associates , the principal accountants previously engaged to audit the Company's financial statements. The board of directors of the Company have made the decision to change the principal accountants of the Company from Chisholm & Associates to Morgan & Company. The Company's board of directors has approved the change of accountants.

In connection with the audits of the fiscal years ending December 31, 2001 and December 31, 2000 and to the date of dismissal, the Company had no disagreements with Chisholm & Associates with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures of the type discussed in Item 304(a)(iv) of Regulation S-B.

The audit reports of Chisholm & Associates on the financial statements of the Company as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ending December 31, 2001 and December 31, 2000, including the subsequent interim periods through February 4, 2003, the date of Chisholm & Associate’s dismissal, and prior to the appointment of Morgan & Company, the Company (or anyone on its behalf) did not consult with Morgan & Company regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

In connection with the engagement of Morgan & Company as principal accountant, the Company’s wholly owned subsidiary, ZooLink Communications Ltd. (the “Subsidiary”), has dismissed Deloitte & Touche LLP as its auditor. Accordingly, Morgan & Company will audit the financial statements of the Company on a consolidated bases with the Subsidiary. The Company completed the acquisition of the Subsidiary on November 21, 2002, and accordingly Chisholm & Company has not expressed reliance on Deloitte & Touche LLP for any financial statements audited by Chisholm & Company. The Company’s board of directors has approved the change of accountants of the Subsidiary.

In connection with the audits of the Subsidiary’s financial statements for the fiscal years ending June 30, 2002 and August 31, 2001 and to the date of dismissal, neither the Company nor the Subsidiary has had any disagreements with Deloitte & Touche LLP with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures of the type discussed in Item 304(a)(iv) of Regulation S-B.

The audit reports of Deloitte & Touche LLP on the financial statements of the Subsidiary as of and for the years ended June 30, 2002 and August 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Chisholm & Associates and Deloitte & Touche LLP with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Chisholm & Associates and Deloitte & Touche LLP furnish the Company each with a letter to the Commission stating whether they agree with the above statements. A letter from each accountant will be filed as an amendment to this Form 8-K when furnished to the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

None.

ITEM 8. CHANGE IN FISCAL YEAR

The Company will change its fiscal year end from December 31 to June 30 in order to align the fiscal year end of the Company with that of its wholly owned Subsidiary, ZooLink Communications Ltd. The Company acquired all of the issued and outstanding shares of the Subsidiary on November 21, 2002. Immediately prior to the acquisition, the Company had no significant operations, and accordingly the transaction can be accounted for as a recapitalization of the Company. The audited financial statements of the Subsidiary for the year ended June 30, 2002 and the period ended August 31, 2001 are contained in the Company’s Form 14C which was filed with the SEC on October 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it’s behalf by the undersigned hereunto duly authorized.

ZOOLINK CORPORATION

By: /s/ Ali Shawkat
Ali Shawkat, President

Date: February 4, 2003